UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 22, 2022
_______________________

              Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
_______________________

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers

On December 22, 2022, the board of directors (the “Board”) of Regal Rexnord Corporation (the “Company) elected Mr. Michael P. Doss to serve on the Board, effective immediately, as a director with an initial term continuing until the Company’s 2023 annual meeting of shareholders.

In connection with Mr. Doss’s election, the Board, by resolution, increased its size from ten to eleven directors, with Mr. Doss filling the resulting vacancy.

Mr. Doss has served as the President and Chief Executive Officer of Graphic Packaging Holding Company, a $9.4 billion public company that is a leader in the design and manufacturing of packaging for consumer products, since 2015. Prior to that role, Mr. Doss held roles of increasing complexity with Graphic Packaging from 1990 to 2015, including Chief Operating Officer (2013-2015), Executive Vice President, Commercial Operations (2012-2013), Senior Vice President, Consumer Packaging (2008-2012), Senior Vice President, Food and Consumer Products Packaging (2006-2008), Vice President, Operations, Universal Packaging (2003-2006), Director Web Systems, Universal Packaging (2000-2003), and Plant Manager (1990-2000). Mr. Doss served as a director of Sealed Air Corporation from 2020 to 2022, and is a member of the boards of directors for the American Forest & Paper Association, the Sustainable Forest Initiative, the Paper Recycling Coalition, the Atlanta Area Council of the Boy Scouts of America and the Atlanta Metro Chamber of Commerce. Mr. Doss has both a B.S. in Industrial Marketing and an M.B.A. from Western Michigan University.

The Board has determined that Mr. Doss is independent under the listing standards of the New York Stock Exchange and the Company’s criteria for determining director independence.

As a non-employee director, Mr. Doss will be compensated in accordance with the Company’s compensation policies for non-employee directors, which are as described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 17, 2022.

There are no arrangements between Mr. Doss and any other person pursuant to which Mr. Doss was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Mr. Doss has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The Company’s press release issued on December 22, 2022 announcing Mr. Doss’s election to the Board is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable
(d)    Exhibits. The following exhibits are being furnished herewith:

Exhibit Index

Exhibit Number	Exhibit Description
99.1	News Release of Regal Rexnord Corporation dated December 22, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: December 22, 2022          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary